Exhibit (d)(3)(iii)

SCHEDULE B

OPERATIONAL PROFUNDS VP

Effective May 1, 2008 – April 30, 2009

Fund Name	Expense Limit
ProFund VP Asia 30	1.63%
ProFund VP Banks	1.63%
ProFund VP Basic Materials	1.63%
ProFund VP Bear	1.63%
ProFund VP Biotechnology	1.63%
ProFund VP Bull	1.63%
ProFund VP Consumer Goods	1.63%
ProFund VP Consumer Services	1.63%
ProFund VP Dow 30	1.63%
ProFund VP Europe 30	1.63%
ProFund VP Financials	1.63%
ProFund VP Health Care	1.63%
ProFund VP Industrials	1.63%
ProFund VP Internet	1.63%
ProFund VP Japan	1.63%
ProFund VP Large-Cap Growth	1.63%
ProFund VP Large-Cap Value	1.63%
ProFund VP Mid-Cap Growth	1.63%
ProFund VP Mid-Cap Value	1.63%
ProFund VP Money Market	1.30%
ProFund VP Oil & Gas	1.63%
ProFund VP OTC	1.63%
ProFund VP Pharmaceuticals	1.63%
ProFund VP Precious Metals	1.63%
ProFund VP Real Estate	1.63%
ProFund VP Rising Rates Opportunity	1.63%
ProFund VP Semiconductor	1.63%
ProFund VP Short Dow 30	1.63%
ProFund VP Short Mid-Cap	1.63%
ProFund VP Short OTC	1.63%
ProFund VP Short Small-Cap	1.63%
ProFund VP Small-Cap	1.63%
ProFund VP Small-Cap Growth	1.63%
ProFund VP Small-Cap Value	1.63%
ProFund VP Technology	1.63%

B-1

Fund Name	Expense Limit
ProFund VP Telecommunications	1.63%
ProFund VP U.S. Government Plus	1.33%
ProFund VP UltraBull	1.63%
ProFund VP UltraMid-Cap	1.63%
ProFund VP UltraOTC	1.63%
ProFund VP UltraShort Dow 30	1.63%
ProFund VP UltraShort OTC	1.63%
ProFund VP UltraSmall-Cap	1.63%
ProFund VP Utilities	1.63%

NON-OPERATIONAL PROFUNDS VP

Fund Name	Expense Limit
ProFund VP Airlines	1.63%
ProFund VP Broad Market	1.63%
ProFund VP Bull Plus	1.63%
ProFund VP Dividend Equities	1.63%
ProFund VP Emerging Markets	1.63%
ProFund VP EqualOTC	1.63%
ProFund VP Falling U.S. Dollar	1.63%
ProFund VP International	1.63%
ProFund VP Leisure Goods	1.63%
ProFund VP Mid-Cap	1.63%
ProFund VP Mobile Telecommunications	1.63%
ProFund VP Natural Resources	1.63%
ProFund VP Oil Equipment, Services & Distribution	1.63%
ProFund VP Rising U.S. Dollar	1.63%
ProFund VP Short Asia	1.63%
ProFund VP Short Basic Materials	1.63%
ProFund VP Short Biotechnology	1.63%
ProFund VP Short Broad Market	1.63%
ProFund VP Short Consumer Goods	1.63%
ProFund VP Short Consumer Services	1.63%
ProFund VP Short Dividend Equities	1.63%
ProFund VP Short Emerging Markets	1.63%
ProFund VP Short EqualOTC	1.63%
ProFund VP Short Europe 30	1.63%
ProFund VP Short Financials	1.63%
ProFund VP Short Health Care	1.63%

B-2

Fund Name	Expense Limit
ProFund VP Short Industrials	1.63%
ProFund VP Short International	1.63%
ProFund VP Short Japan	1.63%
ProFund VP Short Oil & Gas	1.63%
ProFund VP Short Oil Equipment, Services & Distribution	1.63%
ProFund VP Short Precious Metals	1.63%
ProFund VP Short Real Estate	1.63%
ProFund VP Short Technology	1.63%
ProFund VP Short Telecommunications	1.63%
ProFund VP Short Transportation	1.63%
ProFund VP Short Utilities	1.63%
ProFund VP Transportation	1.63%
ProFund VP U.S. Government 10	1.33%
ProFund VP Ultra Latin America	1.63%
ProFund VP UltraBear	1.63%
ProFund VP UltraDow 30	1.63%
ProFund VP UltraEurope	1.63%
ProFund VP UltraInternational	1.63%
ProFund VP UltraShort International	1.63%
ProFund VP UltraShort Latin America	1.63%
ProFund VP UltraShort Mid-Cap	1.63%
ProFund VP UltraShort Small-Cap	1.63%

B-3